SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  November 14, 2000
                                                       -----------------
                                NISOURCE INC.
           (Exact name of registrant as specified in its charter)

                                  DELAWARE
               (State or other jurisdiction of incorporation)

              001-16189                          35-2108964
              ---------                          ----------
        (Commission File Number)      (IRS Employer Identification No.)

                             801 E. 86th Avenue
                        Merrillville, Indiana  46410
                        ----------------------------
            (Address of principal executive offices)  (Zip Code)

     Registrant's telephone number, including area code  (219) 853-5200
                                                         ---------------


    ---------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



   ITEM 5.   OTHER EVENTS
             ------------

        On November 14, 2000 NiSource Finance Corp., a subsidiary of NiSource Inc., issued and sold $2.5 billion of senior unsecured notes in a private placement under Rule 144A of the Securities Act of 1933. The notes were issued under an Indenture dated November 14, 2000, as supplemented by a First Supplemental Indenture dated November 14, 2000. The notes were issued in three tranches: (i) $750,000,000 of 7-1/2% Notes due November 15, 2003; (ii) $750,000,000 of 7-5/8% Notes
   due November 15, 2005; and (iii) $1,000,000,000 of 7-7/8% Notes due
   November 15, 2010. The notes are unconditionally guaranteed by NiSource Inc. NiSource Inc. and NiSource Finance Corp. have agreed to file a registration statement relating to an exchange offer for the notes. The proceeds of the issuance were used to reduce short-term borrowings incurred in connection with NiSource Inc.'s acquisition of Columbia Energy Group, which was completed on November 1, 2000.

        On November 30, 2000 NiSource Inc. agreed to sell up to 11.5 million shares of its common stock in an underwritten public offering (including up to 1.5 million shares of its common stock subject to an over-allotment option granted by NiSource Inc. to the underwriters). It is expected the transaction will close on December 6, 2000. The proceeds of the offering will be used to reduce short-term borrowings incurred in connection with the acquisition of Columbia Energy Group.


   ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

   Exhibit
   Number         Exhibit Title
   -------        -------------

   1.1            Underwriting Agreement, dated November 30, 2000

   4.1 First Supplemental Indenture, dated November 14, 2000, by and among NiSource Finance Corp., NiSource Inc. and The Chase Manhattan Bank, as Trustee



                                  SIGNATURE
                                  ---------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      NISOURCE INC.
                                      (Registrant)



   Dated: December 1, 2000            By:  /s/ Gary W. Pottorff
                                           ------------------------
                                      Name:    Gary W. Pottorff
                                      Title:   Secretary


                              INDEX TO EXHIBITS
                              -----------------


   Exhibit
   Number         Exhibit Title
   -------        -------------

   1.1            Underwriting Agreement, dated November 30, 2000

   4.1 First Supplemental Indenture, dated November 14, 2000, by and among NiSource Finance Corp., NiSource Inc. and The Chase Manhattan Bank, as Trustee